Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
May 31, 1997



        Expected B Maturity                         7/17/00


        Blended Coupon                               5.7316%


        Excess Protection Level
        3 Month Average   4.80%
          May, 1997   4.56%
          April, 1997   3.88%
          March, 1997   5.96%


        Cash Yield                                  17.28%


        Investor Charge Offs                         4.53%


        Base Rate                                    8.19%


        Over 35 Day Delinquency                      4.38%


        Seller's Interest                           15.43%


        Total Payment Rate                          12.75%


        Total Principal Balance                     $27,132,480,390.99


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,186,442,872.50